                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - May 11, 1999


                 MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
               (Exact name of registrant as specified in charter)

          New York                   333-11961                  25-0659306
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)


                            One Mellon Bank Center
                           Pittsburgh, PA 15258-0001
              (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code - (412) 234-5000

                                 Not applicable
         (Former name or former address, if changed since last report)

Item 5. Other Events

         The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.

Item 7. Financial statements and exhibits

         (c)   Exhibits

               20.     Monthly Certificateholders Statement


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 MELLON BANK PREMIUM FINANCE
                                 LOAN MASTER TRUST

                                 By:  AFCO Credit Corporation, on behalf
                                      of Mellon Bank Premium Finance
                                      Loan Master Trust


Date: May 12, 1999               By:  C. LEONARD O'CONNELL
                                      ---------------------------------
                                      C. Leonard O'Connell
                                      Senior Vice President,
                                      Chief Financial Officer
                                      and Treasurer

                               INDEX TO EXHIBITS


Exhibit No.      Document Description                          Method of Filing

20               Monthly Certificateholders Statement          Filed herewith